Q4 2018 EARNINGS CALL PRESENTATION November 15, 2018 Todd Renehan Chief Executive Officer Kerry Shiba Executive Vice President and Chief Financial Officer Information in this presentation should be read in conjunction with Wesco Aircraft’s earnings press release and tables for the fiscal 2018 fourth quarter.

Disclaimer This presentation contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning Wesco Aircraft Holdings, Inc. (“Wesco Aircraft” or the “Company”). These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of management, as well as assumptions made by, and information currently available to, management. In some cases, you can identify forward-looking statements by the use of forward-looking terms such as “accelerate,” “address,” “anticipate,” “assume,” “believe,” “continue,” “deliver,” “drive,” “estimate,” “execute,” “expect,” “future,” “grow,” “implement,” “improve,” “initiate,” “initiative,” “opportunity,” “outlook,” “target,” “will” or similar words, phrases or expressions. These forward- looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: general economic and industry conditions; conditions in the credit markets; changes in military spending; risks unique to suppliers of equipment and services to the U.S. government; risks associated with the loss of significant customers, a material reduction in purchase orders by significant customers, or the delay, scaling back or elimination of significant programs on which the Company relies; the Company’s ability to effectively compete in its industry; risks associated with the Company’s long-term, fixed-price agreements that have no guarantee of future sales volumes; the Company’s ability to effectively manage its inventory; the Company’s suppliers’ ability to provide it with the products the Company sells in a timely manner, in adequate quantities and/or at a reasonable cost, while also meeting customers’ quality standards; the Company’s ability to maintain effective information technology systems and effectively implement its new warehouse management system; the Company’s ability to successfully execute and realize the expected financial benefits from its “Wesco 2020” initiative; the Company’s ability to retain key personnel; risks associated with the Company’s international operations, including exposure to foreign currency movements; changes in trade policies; risks associated with assumptions the Company makes in connection with its critical accounting estimates (including goodwill, excess and obsolete inventory and valuation allowance of the company’s deferred tax assets) and legal proceedings; changes in U.S. income tax law; the Company’s dependence on third-party package delivery companies; fuel price risks; fluctuations in the Company’s financial results from period-to-period; environmental risks; risks related to the handling, transportation and storage of chemical products; risks related to the aerospace industry and the regulation thereof; risks related to the Company’s indebtedness; and other risks and uncertainties. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business, including those described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission. All forward-looking statements included in this presentation (including information included or incorporated by reference herein) are based upon information available to the Company as of the date hereof, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. The Company utilizes and discusses Adjusted Net Income, Adjusted Basic Earnings Per Share (EPS), Adjusted Diluted EPS, Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Adjusted EBITDA Margin and Free Cash Flow, which are non-GAAP measures its management uses to evaluate its business, because the Company believes these measures assist investors and analysts in comparing its performance across reporting periods on a consistent basis by excluding items that management does not believe are indicative of the Company’s core operating performance. The Company believes these metrics are used in the financial community, and the Company presents these metrics to enhance understanding of its operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as alternatives to Net Income (Loss), determined in accordance with GAAP, as an indicator of operating performance. Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See the Appendix for reconciliations of Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA and Adjusted EBITDA Margin to the most directly comparable financial measures calculated and presented in accordance with GAAP. Wesco Aircraft Proprietary Visit www.wescoair.com 2

Overview Q4 2018 Operating and Financial Results Q4 2018 Results Strong sales growth; gross profit improvement $407M Net Sales Continuing to invest in Wesco 2020 for the long term 10 bps Gross Margin Expansion* Higher sales volumes drove profit improvement $0.07 / $0.18 Diluted EPS / Adjusted Diluted EPS** Improved operating and free cash flow in Q4 and full year 60 bps Adjusted EBITDA Improving operating metrics – continuing to drive change Margin** Expansion* $37M Deeper execution of Wesco 2020 initiatives Net Cash Provided by Operating Activities * Q4 2018 results compared to the same period in fiscal 2017. ** See appendix for reconciliation and information regarding non-GAAP measures. Wesco Aircraft Proprietary Visit www.wescoair.com 3

Business Update One-time sales benefit of approximately $6 million; solid underlying growth of 11% Double-digit ad-hoc sales growth – higher customer ordering Long-term contract increase – new business, higher volumes with existing customers Robust ad-hoc bookings; solid pipeline of new business opportunities SG&A as percent of sales lower, excluding Wesco 2020 costs Progress managing inventory – tighter processes; more effective use of business tools Wesco Aircraft Proprietary Visit www.wescoair.com 4

Wesco 2020 Update Deeper Execution of Wesco 2020 Initiatives FOOTPRINT Initiated inventory transfers closer to customers; executing footprint optimization OPTIMIZATION ALIGN FACILITY Building out existing distribution centers; securing new locations INVESTMENT ORGANIZATIONAL Streamlined organizational structure and reduced administrative functions STRUCTURE REFINE GLOBAL CENTERS * Implementing new processes in SIOP , procurement, pricing; investing in capabilities OF EXCELLENCE Selected new warehouse management system – deploying in fiscal 2019 AUTOMATION INVEST Continuing to upgrade tools to manage inventory more effectively BUSINESS TOOLS * SIOP – Sales Inventory and Operations Planning Wesco Aircraft Proprietary Visit www.wescoair.com 5

Net Sales Summary Net Sales Net sales increase of 11% year/year, excluding one-time sales ($ in millions) benefit of $6M related to contract claims $410.4 $406.8 . Long-term contract increase of 7% due to: . Growth in chemical and hardware volumes $361.6 . Ramp-up of new business wins . Ad-hoc increase of 22% – ability to service broad-based increase in orders Net sales stable sequentially, excluding one-time items in both periods; higher ad-hoc and chemical offset by seasonally lower hardware Q4 2017 Q3 2018 Q4 2018 Wesco Aircraft Proprietary Visit www.wescoair.com 6

Income Statement Summary (Dollars in Millions, Except Per Share Data) Q4 2017 Q3 2018 Q4 2018 Fourth Quarter Commentary Net sales $361.6 $410.4 $406.8 Income from operations improved year/year due to increase in gross Income from operations $20.0 $29.3 $22.4 profit offset by higher SG&A Operating margin 5.5% 7.1% 5.5% Gross profit/margin higher year/year, reflecting higher sales volume Gross profit/margin lower sequentially primarily due to decline in Net (loss) income $(38.3) $10.8 $7.3 chemical margins Diluted (loss) earnings per share $(0.39) $0.11 $0.07 SG&A increase primarily due to consulting fees and other Wesco 2020 costs, as well as higher incentive compensation Adjusted net income* $8.4 $20.1 $18.2 Interest expense year/year increase reflects higher interest rates Adjusteddiluted earnings per share* $0.08 $0.20 $0.18 Lower income tax expense primarily reflects $38M non-cash charge on accumulated foreign earnings in Q4 2017 * Adjusted EBITDA $30.4 $44.5 $36.7 Effective tax rate for fiscal 2019 estimated to be 30-35% Adjusted EBITDA margin* 8.4% 10.8% 9.0% * See appendix for reconciliation and information regarding non-GAAP measures Wesco Aircraft Proprietary Visit www.wescoair.com 7

Balance Sheet Summary Sept 30, Dec 31, March 31, June 30, Sept 30, At Period End 2017 2017 2018 2018 2018 ($ in millions) Cash and cash equivalents $61.6 $41.9 $35.9 $45.6 $46.2 Accounts receivable, net 256.3 253.6 287.1 302.1 283.8 Inventories 827.9 856.3 889.3 893.5 884.2 Accounts payable 184.3 161.7 194.1 192.9 180.5 Total debt 863.8 877.7 880.7 877.2 845.8 Stockholders’ equity 649.7 652.4 672.1 682.3 692.5 Wesco Aircraft Proprietary Visit www.wescoair.com 8

Cash Flow Summary Sept 30, Dec 31, March 31, June 30, Sept 30, Quarter Ended 2017 2017 2018 2018 2018 ($ in millions) Net (loss) income $(38.3) $(0.4) $15.0 $10.8 $7.3 Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities 56.3 15.7 11.8 16.3 25.9 Changes in assets and liabilities (12.1) (45.2) (32.8) (10.3) 3.7 Net cash provided by (used in) operating activities 5.9 (29.9) (6.0) 16.8 36.9 Purchase of property and equipment (2.1) (1.3) (1.6) (1.1) (1.6) Free cash flow 3.8 (31.2) (7.6) 15.7 35.3 Wesco Aircraft Proprietary Visit www.wescoair.com 9

Closing Remarks Improved performance in fiscal 2018 – above-market growth, increased profitability Wesco 2020 focused on remaining performance gaps and driving long-term improvement Accelerating pace of Wesco 2020 execution in fiscal 2019 Wesco 2020 expected to generate at least $30M in annualized pre-tax benefits Fiscal 2019 benefit realization expected to be partially offset by implementation costs Full benefit realization anticipated in fiscal 2020 Wesco Aircraft Proprietary Visit www.wescoair.com 10

Fiscal 2019 Outlook Fiscal 2019 Financial Outlook Net sales – mid-single-digit growth* Adjusted EBITDA – high-single-digit growth* Outlook Assumptions New business and growth in existing long-term contracts Ad-hoc sales benefit from strong customer relationships and inventory position Higher sales volume, Wesco 2020 benefits and expense leverage drive improved profitability Continued healthy market environment * Percentage change compared to fiscal 2018 Wesco Aircraft Proprietary Visit www.wescoair.com 11

APPENDIX

Non-GAAP Financial Information ‘‘Adjusted Net Income’’ represents Net Income (Loss) before: (i) amortization of intangible assets, (ii) amortization or write-off of deferred issuance costs, (iii) special items and (iv) the tax effect of items (i) through (iii) above calculated using an estimated effective tax rate. “Adjusted Basic EPS” represents Basic EPS calculated using Adjusted Net Income as opposed to Net Income (Loss). “Adjusted Diluted EPS” represents Diluted EPS calculated using Adjusted Net Income as opposed to Net Income (Loss). ‘‘Adjusted EBITDA’’ represents Net Income (Loss) before: (i) income tax provision, (ii) net interest expense, (iii) depreciation and amortization and (iv) special items; “Adjusted EBITDA Margin” represents Adjusted EBITDA divided by Net Sales. “Free Cash Flow” represents net cash provided by (used in) operating activities less purchases of property and equipment. The Company utilizes and discusses Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow, which are non-GAAP measures its management uses to evaluate its business, because the Company believes these measures assist investors and analysts in comparing its performance across reporting periods on a consistent basis by excluding items that management does not believe are indicative of the Company’s core operating performance. The Company believes these metrics are used in the financial community, and the Company presents these metrics to enhance understanding of its operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as alternatives to Net Income (Loss), determined in accordance with GAAP, as an indicator of operating performance. Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See the following slides for reconciliations of Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA and Adjusted EBITDA Margin to the most directly comparable financial measures calculated and presented in accordance with GAAP. Wesco Aircraft Proprietary Visit www.wescoair.com 13

Non-GAAP Financial Information Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information - Adjusted Net Income and Adjusted Earnings Per Share (UNAUDITED) (Dollars in thousands, except share data) Three Months Ended September 30, June 30, September 30,   2017 2018 2018 Adjusted Net Income       Net (loss) income $ (38,287) $ 10,754 $ 7,274 Amortization of intangible assets 3,753 3,714 3,714 Amortization of deferred debt issuance costs 1,007 1,389 1,388 Special items (1) 2,788 7,574 7,362 Adjustments for tax effect (2) 39,128 (3,283) (1,578) Adjusted net income $ 8,389 $ 20,148 $ 18,160 Adjusted Basic Earnings Per Share Weight-average number of basic shares outstanding 98,906,379 99,180,632 99,214,233 Adjusted net incomer per basic share $ 0.08 $ 0.20 $ 0.18 Adjusted Diluted Earnings Per Share Weight-average number of diluted shares outstanding 98,906,379 99,739,217 99,922,457 Adjusted net income per diluted share $ 0.08 $ 0.20 $ 0.18 (1) Special items in the fourth quarter of fiscal 2017 consisted of business realignment and other expenses of $2.8 million. Special items in the third quarter of fiscal 2018 consisted primarily of consulting fees of $5.6 million and other costs of $1.9 million associated with the company's Wesco 2020 initiative. Special items in the fourth quarter of fiscal 2018 consisted primarily of consulting fees of $4.7 million and other costs of $2.3 million associated with the company's Wesco 2020 initiative.  (2) The adjustment for tax effect in the fourth quarter of fiscal 2017 included a $37.5 million tax provision for accumulated foreign earnings and a $4.3 million tax provision for other discrete tax items. The adjustment for tax effect in the fourth quarter of fiscal 2018 included a $1.9 million tax provision related to the adjustment of deferred tax assets and liabilities to reflect the reduction of the U.S. federal tax rate, a $0.8 million tax provision on foreign earnings as a transition tax and a $0.9 million tax benefit related to the release of a previously recorded deferred tax liability on unremitted foreign earnings, all of which were related to the Tax Cuts and Jobs Act. Wesco Aircraft Proprietary Visit www.wescoair.com 14

Non-GAAP Financial Information Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information - EBITDA and Adjusted EBITDA (UNAUDITED) (Dollars In thousands) Three Months Ended September 30, June 30, September 30,   2017 2018 2018 Net Sales $ 361,552 $ 410,359 $ 406,817 EBITDA and Adjusted EBITDA Net (loss) income $ (38,287) $ 10,754 $ 7,274 Provision for income taxes 48,045 6,096 2,371 Interest expense, net 10,292 12,717 12,360 Depreciation and amortization 7,540 7,368 7,347 EBITDA 27,590 36,935 29,352 Special items (1) 2,788 7,574 7,362 Adjusted EBITDA $ 30,378 $ 44,509 $ 36,714 Adjusted EBITDA margin 8.4% 10.8% 9.0% (1) Special items in the fourth quarter of fiscal 2017 consisted of business realignment and other expenses of $2.8 million. Special items in the third quarter of fiscal 2018 consisted primarily of consulting fees of $5.6 million and other costs of $1.9 million associated with the company's Wesco 2020 initiative. Special items in the fourth quarter of fiscal 2018 consisted primarily of consulting fees of $4.7 million and other costs of $2.3 million associated with the company's Wesco 2020 initiative.  Wesco Aircraft Proprietary 15 Visit www.wescoair.com

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